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                 DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY
                        HARTFORD LIFE INSURANCE COMPANY

     SUPPLEMENT DATED OCTOBER 20, 1995 TO THE DEAN WITTER SELECT DIMENSIONS
                 VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 1995

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. The offices of HL are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Operations. HL is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation.

HL has an A+ (superior) rating from A.M. Best and Company, Inc. HL has an AA+ rating from both Standard & Poor's and Duff and Phelps on the basis of its claims paying ability.

These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of HL. These ratings do apply to HL's ability to meet its insurance obligations under the Contract.

HV-2010

33-80738